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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              December 15, 2005
                              -----------------

                            SPARTECH CORPORATION
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           (Exact name of registrant as specified in its charter)

                                  DELAWARE
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               (State or other jurisdiction of incorporation)

                1-5911                         43-0761773
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      (Commission File Number)      (IRS Employer Identification No.)

     120 South Central Avenue, Suite 1700, Clayton, Missouri    63105
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        (Address of principal executive offices)            (Zip Code)

                               (314) 721-4242
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            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

     [  ]  Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR230.425)

     [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                            SPARTECH CORPORATION

                                  FORM 8-K



Item 2.02.     Results of Operations and Financial Condition.
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On December 15, 2005 Spartech Corporation issued a press release relating to its earnings results for its fourth quarter and fiscal year ended October
29, 2005. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.
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(c) Exhibits

Exhibit
Number      Description

99.1        Press release of Spartech Corporation dated December 15, 2005.







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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SPARTECH CORPORATION

Date   December 15, 2005            By /s/ JEFFREY D. FISHER
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                                      Jeffrey D. Fisher
                                      Senior Vice President and General Counsel